---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------


                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]




                                 Patriot Premium
                                Dividend Fund II


                                 APRIL 30, 2000



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                  ----------------------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                               COMMON SHAREHOLDERS
                          State Street Bank and Trust
                          Company 225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                             Bankers Trust Company
                                4 Albany Street
                            New York, New York 10005

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                   Listed New York Stock Exchange Symbol: PDT
                           For shareholder assistance
                                refer to page 14
                ------------------------------------------------

===================================CEO CORNER===================================

DEAR SHAREHOLDERS:


Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

While the battle between old and new rages on, several things are clear: More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================


             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Premium Dividend Fund II

                Utility stocks rebound while preferreds languish
                ------------------------------------------------

Emerging from the very dim months of late 1999, utility common stocks brightened considerably in the first four months of 2000. At the beginning of the period last November, investors worried that the Federal Reserve would continue to raise interest rates as the stronger-than-expected economy fanned fears of inflation. Utility stock prices tend to be quite sensitive to interest-rate movements, falling when interest rates rise because they pay fixed incomes in the form of dividends. On another front, utility commons unsuccessfully battled an unprecedented deluge of "tax-loss selling." Simply put, investors were dumping 1999's poorest performers at a loss to offset capital gains incurred elsewhere in their portfolios. Perhaps more damaging was the fact that utility stocks failed to gain the attention of investors, who were almost exclusively focused on high-flying telecommunications, media and technology stocks.

         February, March and April brought much better news for utility stocks. First, year-end tax-loss selling ended. Another pivotal event occurred when the U.S. Treasury started to buy back some of its long-maturity outstanding debt. The ensuing decline in 30-year Treasury bond yields helped perk up interest-rate-driven utility stocks. Additionally, U.K.-based PowerGen announced its intention to purchase LG&E Energy, and National Grid closed on its acquisition of New England Electric Systems. These transactions signaled the potential beginnings of another round of utility mergers and acquisitions. Finally, the technology sector suffered a significant sell-off in March and April, with some bargain-hunting investors seeking

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Premium Dividend Fund II. Caption below reads "Fund management team members (l-r):
Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"Preferred stocks, on the other hand, remained dreary throughout the past six months..."

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


"...we remained intensely focused on adding utility common stocks..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments & Other 2%, Industrials 8%, Financials 22%, Utility Preferred Stock 31% and Utility Common Stock 37%. A note below the chart reads "As a percentage of net assets on April 30, 2000."]
--------------------------------------------------------------------------------

harbor in utility stocks. In April alone, the Dow Jones Utility Average rose 9%.

         Preferred stocks, on the other hand, remained dreary throughout the past six months, troubled by year-end tax-loss selling, interest-rate jitters and most importantly, perhaps, lack of demand. Unlike utility commons, demand for preferred stocks also remained weak in the first four months of 2000, causing their prices to tread water. In the wake of inflationary worries, investors shunned virtually all fixed-income investments, with the sole exception of long-term Treasuries.

Performance review

For the six months ended April 30, 2000, John Hancock Patriot Premium Dividend Fund II returned -0.03% at net asset value. By comparison, the average income and preferred stock closed-end fund returned -0.86%, according to

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Avista followed by an up arrow with the phrase "Fuel cell biz causes buzz." The second listing is LG&E Energy followed by an up arrow with the phrase "Acquisition target." The third listing is Western Resources followed by a down arrow with the phrase "Credit rating downgraded." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

Lipper, Inc., and the Dow Jones Utility Average returned 5.79%.

         Our best performers during the period were the stocks of companies being acquired. Our holdings in LG&E Energy got a significant boost when it was announced that the company would be acquired by U.K.-based PowerGen, while our holdings in New England Electric Systems were bought out at a nice profit when its long-awaited acquisition by National Grid was consummated.

         Other good performers included Avista, formerly known as Washington Water Power. It rose in response to its successful Internet business. In addition, the company is a leader in fuel cells, which produce low-cost electricity without pollution and are generating a lot of excitement. More recently, the company announced that it would convert its outstanding preferred stock to common stock by the end of March, which it did. In contrast, Western Resources drastically underperformed the utility group due to its inability to complete a planned merger and problems with its home security Protection One business. The company's credit rating was downgraded in response.

         Although most of our preferreds were flat to down, one very bright spot was Telephone and Data Systems (TDS Capital), which was upgraded to investment-grade status during the period. The higher rating came in recognition of the strength of TDS' wireless telephone business.

Growing biz lines = opportunities

During the past six months, we remained intensely focused on adding utility common stocks, because they were cheap relative to their historic value and offered attractive yields. We continued to place an emphasis on utilities such

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 2000." The chart is scaled in increments of 1% with -1% at the bottom and 6% at the top. The first bar represents the -0.03% total return for John Hancock Patriot Premium Dividend Fund II. The second bar represents the -0.86% total return for Average income and preferred stock closed-end fund. The third bar represents the 5.79% total return for Dow Jones Utility Average. A note below the chart reads "The total return for John Hancock Patriot Premium Dividend Fund II is at net asset value with all distributions reinvested. The average income and preferred stock closed-end fund is tracked by Lipper, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]
--------------------------------------------------------------------------------

as Avista and DTE Energy with fast growing, non-regulated businesses such as fuel cells. Other utilities that held our attention were those pursuing high-growth fiber-optic and broadband businesses as a way to boost their earnings, such as NSTAR, Potomac Electric Power, Montana Power, CMP Group and Kansas City Power and Light. We also favored Alliant Energy due to its large holdings in a competitive local exchange carrier that has been grabbing small-company phone business away from bigger competitors. We also occasionally looked for utility stocks that offered the potential for strong returns resulting from a takeover or merger.

Financials - a hold

Anticipated merger and acquisition activity and relatively high yields were the main reasons we continued to hold onto some preferreds in the financial sector, namely Lehman Brothers and Bear Stearns. With the repeal of the Glass- Steagall Act, which once prevented banks, insurers and securities brokers from merging, we believe the stage is set for many of our financial services holdings to be merged into, or acquired by, higher-rated entities.

Outlook

The preferred-stock market suffered from an overabundance of supply and weak demand in 1999, a situation we don't believe will correct itself until interest rates stabilize. On that front, our view is that the Federal Reserve may be nearing the end of its tightening activities. That view is based on the fact that we're beginning to see some evidence, although it's still very subtle at this point, that the economy could be slowing. New-home sales have leveled off, existing-home sales have declined, auto sales have flattened and consumer confidence has declined. To the extent that investors recognize the value that preferred stocks now offer relative to U.S. Treasury securities, preferreds will benefit.

         As for utility common stocks, we're much more optimistic. We anticipate continued consolidation in the utility industry, which will likely be favorable for the group. We are particularly bullish on the companies that offer non-regulated services like broadband and fiber optics. We believe that investors may find these compa-nies increasingly attractive alternatives to some of the much more expensive telecommunications and technology companies.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.


"We anticipate continued consolidation in the utility industry..."

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Patriot Premium Dividend Fund II


The Statement of Assets and Liabilities is the Fund's balance sheet on April 30, 2000. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $179,734,015).......................   $169,922,230
  Common stocks (cost - $89,962,674) ..........................    102,564,914
  Short-term investments (cost - $2,711,733) ..................      2,711,733
                                                                --------------
                                                                   275,198,877
 Dividends receivable .........................................      1,216,139
 Other assets .................................................         44,311
                                                                --------------
                                Total Assets ..................    276,459,327
                                ----------------------------------------------

Liabilities:
 DARTS dividend payable .......................................         83,858
 Common shares dividend payable ...............................        975,177
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................        244,775
 Accounts payable and accrued expenses ........................         30,110
                                                                --------------
                                Total Liabilities .............      1,333,920
                                ----------------------------------------------

Net Assets:
 Dutch Auction Rate Transferable Securities Preferred
  Shares Stock Series A (DARTS) - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 500 shares issued, liquidation preference
  of $100,000 per share - Note A ..............................     50,000,000
                                                                --------------

 Dutch Auction Rate Transferable Securities Preferred
  Shares Stock Series B (DARTS) - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 500 shares issued, liquidation preference
  of $100,000 per share - Note A ..............................     50,000,000
                                                                --------------

 Common Shares -
 Without par value, unlimited number of shares of
  beneficial interest authorized, 15,002,724 shares
  issued and outstanding ......................................    168,421,653
 Accumulated net realized gain on investments .................      3,527,580
 Net unrealized appreciation of investments ...................      2,790,455
 Undistributed net investment income ..........................        385,719
                                                                --------------

                                Net Assets applicable to
                                Common Shares ($11.67 per
                                share based on 15,002,724
                                shares outstanding) ...........    175,125,407
                                ----------------------------------------------
                                Net Assets ....................   $275,125,407
                                ==============================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends ....................................................     $9,498,832
 Interest .....................................................         83,447
                                                                --------------
                                                                     9,582,279
                                                                --------------

 Expenses:
  Investment management fee - Note B ..........................      1,153,287
  Administration fee - Note B .................................        134,835
  DARTS and auction fees ......................................        133,193
  Federal excise tax ..........................................         70,074
  Custodian fee ...............................................         35,152
  Auditing fee ................................................         27,257
  Printing and postage ........................................         26,457
  Miscellaneous ...............................................         22,497
  Transfer agent fee ..........................................         20,559
  Trustees' fees ..............................................          5,518
  Legal fees ..................................................          1,364
                                                                --------------
                              Total Expenses ..................      1,630,193
                              ------------------------------------------------
                              Net Investment Income ...........      7,952,086
                              ------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments sold ........................      2,100,507
 Change in net unrealized appreciation/depreciation
  of investments ..............................................     (8,312,279)
                                                                --------------

                              Net Realized and Unrealized
                              Loss on Investments .............     (6,211,772)
                              ------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations .......      1,740,314
                              ================================================
                              Distribution to DARTS
                              Shareholders ....................     (2,143,068)
                              ------------------------------------------------
                              Net Decrease in Net Assets
                              Applicable to Common
                              Shareholders Resulting from
                              Operations Less DARTS
                              Distributions ...................      ($402,754)
                              ================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Patriot Premium Dividend Fund II


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                                  SIX MONTHS ENDED
                                                                                                 YEAR ENDED         APRIL 30, 2000
                                                                                              OCTOBER 31, 1999        (UNAUDITED)
                                                                                              ----------------     ----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ......................................................................   $  15,998,079       $   7,952,086
 Net realized gain on investments sold ......................................................       1,426,057           2,100,507
 Change in net unrealized appreciation/depreciation of investments ..........................     (17,924,063)         (8,312,279)
                                                                                                -------------       -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ...........................        (499,927)          1,740,314
                                                                                                -------------       -------------
Distributions to Shareholders:
 DARTS Series A - ($3,912 and $2,154 per share, respectively) - Note A ......................      (1,956,188)         (1,077,231)
 DARTS Series B - ($3,937 and $2,132 per share, respectively) - Note A ......................      (1,968,729)         (1,065,837)
 Common Shares - Note A:
  Dividends from accumulated net investment income ($0.84 and $0.39 per share, respectively)      (12,655,871)         (5,850,696)
  Distributions in excess of accumulated net investment income ($0.01 and
   none per share, respectively) ............................................................         (95,696)              -
                                                                                                -------------       -------------
   Total Distributions to Shareholders ......................................................     (16,676,484)         (7,993,764)
                                                                                                -------------       -------------
Net Assets:
 Beginning of period ........................................................................     298,555,268         281,378,857
                                                                                                -------------       -------------
 End of period (including undistributed net investment income of $427,397
  and $385,719, respectively) ...............................................................   $ 281,378,857       $ 275,125,407
                                                                                                =============       =============

Analysis of Common Shareholder Transactions:

                                                                                                         SIX MONTHS ENDED
                                                                     YEAR ENDED                           APRIL 30, 2000
                                                                  OCTOBER 31, 1999                         (UNAUDITED)
                                                          ------------------------------       ----------------------------------
                                                             SHARES            AMOUNT               SHARES              AMOUNT
                                                          ------------      ------------       ----------------     -------------

Shares outstanding, beginning of period .................   15,002,724       $168,433,934          15,002,724        $168,421,653
Reclassification of capital accounts ....................        -                (12,281)              -                   -
                                                          ------------     --------------       -------------       -------------
Shares outstanding, end of period .......................   15,002,724       $168,421,653          15,002,724        $168,421,653
                                                          ============     ==============       =============       =============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassifications of share capital amounts, and the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       7


==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Patriot Premium Dividend Fund II


Financial Highlights

Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,              SIX MONTHS ENDED
                                                                   ------------------------------------------------   APRIL 30, 2000
                                                                     1995      1996      1997      1998      1999      (UNAUDITED)
                                                                   --------  --------  --------  --------  -------- ----------------


Per Share Operating Performance
 Net Asset Value, Beginning of Period ......................       $ 9.67     $ 11.88   $ 11.76   $ 12.34   $ 13.23      $ 12.09
                                                                ---------   ---------  --------  -------- ---------   ----------
  Net Investment Income(5) .................................         1.31        1.19      1.16      1.09      1.07         0.53
  Net Realized and Unrealized Gain (Loss) on Investments ...         2.02       (0.06)     0.75      0.97     (1.10)       (0.42)
                                                                ---------   ---------  --------  -------- ---------   ----------
   Total from Investment Operations ........................         3.33        1.13      1.91      2.06     (0.03)        0.11
                                                                ---------   ---------  --------  -------- ---------   ----------
 Less Distributions:
  Dividends to DARTS Shareholders ..........................        (0.30)      (0.28)    (0.27)    (0.27)    (0.26)       (0.14)
  Dividends to Common Shareholders from Net Investment Income       (0.82)      (0.97)    (1.06)    (0.90)    (0.84)       (0.39)
  Distributions in Excess of Net Investment Income .........           --          --        --        --     (0.01)          --
                                                                ---------   ---------  --------  -------- ---------   ----------
   Total Distributions .....................................        (1.12)      (1.25)    (1.33)    (1.17)    (1.11)       (0.53)
                                                                ---------   ---------  --------  -------- ---------   ----------
 Net Asset Value, End of Period ............................     $  11.88   $   11.76  $  12.34  $  13.23 $   12.09    $   11.67
                                                                =========   =========  ========  ======== =========   ==========
 Per Share Market Value, End of Period .....................     $ 10.750   $ 10.875   $ 11.500  $ 12.125 $   9.750    $   9.375
 Total Investment Return, at Market Value ..................       31.24%      9.86%     16.12%    13.51%   (13.16%)       0.24%(6)
Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of Period
  (000s omitted) ...........................................     $178,200   $176,504   $185,127  $198,555  $181,379     $175,125
 Ratio of Expenses to Average Net Assets(1) ................        2.17%      1.98%      1.89%     1.72%     1.74%        1.92%(7)
 Ratio of Net Investment Income to Average Net Assets(2) ...       12.34%     10.15%      9.71%     8.24%     8.29%        9.43%(7)
 Portfolio Turnover Rate ...................................          87%        35%        41%       27%       26%          11%

Senior Securities
 Total DARTS Series A Outstanding (000s omitted) ...........    $  50,000  $  50,000   $ 50,000  $ 50,000  $ 50,000     $ 50,000
 Total DARTS Series B Outstanding (000s omitted) ...........    $  50,000  $  50,000   $ 50,000  $ 50,000  $ 50,000     $ 50,000
 Asset Coverage per Unit(3) ................................    $ 276,974  $ 272,651   $284,939  $302,763  $286,177     $274,074
 Involuntary Liquidation Preference DARTS A per Unit(4) ....    $ 100,000  $ 100,000   $100,000  $100,000  $100,000     $100,000
 Involuntary Liquidation Preference DARTS B per Unit(4) ....    $ 100,000  $ 100,000   $100,000  $100,000  $100,000     $100,000
 Approximate Market Value per Unit(4) ......................    $ 100,000  $ 100,000   $100,000  $100,000  $100,000     $100,000


(1) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.33%, 1.26%, 1.21%, 1.14%, 1.14% and 1.21%, respectively.
(2) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 7.58%, 6.47%, 6.24%, 5.48%, 5.46% and 5.95%, respectively.
(3) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(4) Plus accumulated and unpaid dividends.
(5) Based on the average of the shares outstanding at the end of each month.
(6) Not annualized.
(7) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       8


==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Patriot Premium Dividend Fund II

Schedule of Investments
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on April 30, 2000. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     ------

PREFERRED STOCKS
Agricultural Operations (1.29%)
 Ocean Spray Cranberries, Inc.,
  6.25% (R) .....................................      45,000        $3,532,500
                                                                     ----------
Automobile / Trucks (1.94%)
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ......................     208,800         5,337,450
                                                                     ----------
Banks - United States (6.57%)
 ABN AMRO North America, Inc., 6.59%,
  Ser H (R) .....................................       2,000         1,869,000
 ABN AMRO North America, Inc., 8.75%,
  Ser A (R) .....................................       1,060         1,124,925
 Chase Manhattan Corp., 10.84%, Ser C ...........     137,376         3,691,980
 FleetBoston Financial Corp., 6.75%,
  Depositary Shares, Ser IV .....................      97,000         4,947,000
 HSBC USA, Inc., $2.8575 ........................      35,000         1,498,438
 J.P. Morgan & Company Inc., 6.625%,
  Depositary Shares, Ser H ......................     100,000         4,950,000
                                                                     ----------
                                                                     18,081,343
                                                                     ----------

Broker Services (7.41%)
 Bear Stearns Cos., Inc., 5.49%, Ser G ..........     139,300         5,154,100
 Lehman Brothers Holdings, Inc., 5.67%,
  Depositary Shares, Ser D ......................     139,000         5,212,500
 Lehman Brothers Holdings, Inc., 5.94%,
  Ser C .........................................      38,000         1,605,500
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ......................     132,300         3,803,625
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares .............................      91,000         4,618,250
                                                                     ----------
                                                                     20,393,975
                                                                     ----------

                                                                      MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     ------

Diversified Operations (0.35%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A ..............................      38,000          $959,500
                                                                     ----------

Finance (6.78%)
 Citigroup, Inc., 6.213%, Ser G .................      96,000         4,272,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ......................      64,500         2,838,000
 Citigroup, Inc., 6.365%,
  Depositary Shares, Ser F ......................      28,500         1,368,000
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ......................     160,000         4,120,000
 SI Financing Trust I, 9.50%,
  Gtd Pfd Sec & Purchase Contract ...............      50,100         1,277,550
 SLM Holding Corp., 6.97%, Ser A ................     100,000         4,783,000
                                                                     ----------
                                                                     18,658,550
                                                                     ----------

Leasing Companies (0.84%)
 AMERCO, 8.50%, Ser A ...........................      90,600         2,310,300
                                                                     ----------
Oil & Gas (5.14%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares .............................      27,348         2,064,774
 Apache Corp., 5.68%,
  Depositary Shares, Ser B ......................      32,500         2,486,250
 Coastal Finance I, 8.375% ......................     140,000         3,193,750
  Devon Energy Corp., 6.49%, Ser A ..............      50,000         4,367,000
 Lasmo America Ltd., 8.15%  (R) .................      20,000         2,035,000
                                                                     ----------
                                                                     14,146,774
                                                                     ----------
Utilities (31.44%)
 Alabama Power Co., 5.20% .......................     266,900         5,504,813
 Baltimore Gas & Electric Co., 6.70%,
  Ser 1993 ......................................      10,000           953,000
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ......................................      30,000         2,955,000
 Boston Edison Co., 4.78% .......................      53,261         3,781,531
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .........................................     181,100         9,417,200
 Florida Power & Light Co., 6.75%, Ser U ........      33,000         3,184,500
 FPC Capital I, 7.10%, Ser A ....................     186,465         3,787,570
 Hawaiian Electric Industries Capital
  Trust I, 8.36% ................................      52,000         1,157,000
 Idaho Power Co., 7.07% .........................      14,000         1,400,000
 Indianapolis Power & Light Co., 5.65% ..........      11,150           920,655


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9


==============================FINANCIAL STATEMENTS==============================

             John Hancock Funds - Patriot Premium Dividend Fund II


                                                                      MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     ------

Utilities (continued)
 Massachusetts Electric Co., 6.99% ..............       16,500       $1,629,375
 MCN Michigan, L.P., 9.375%, Ser A ..............       50,000        1,212,500
 Monongahela Power Co., 7.73%, Ser L ............       45,500        4,641,000
 Montana Power Co., $6.875 ......................       50,000        4,700,000
 PSI Energy, Inc., 6.875% .......................       45,430        4,406,710
 Public Service Electric & Gas Co.,
  6.92% .........................................       45,500        4,357,535
 Puget Sound Energy, Inc., 7.45%, Ser II ........      155,711        4,048,486
 Sierra Pacific Power Capital I, 8.60% ..........       32,000          744,000
 Sierra Pacific Power Co., 7.80%, Ser 1
  (Class A) .....................................      155,986        4,153,127
 South Carolina Electric & Gas Co.,
  6.52% .........................................       50,000        4,800,000
 TDS Capital Trust I, 8.50% .....................      157,415        3,345,069
 TDS Capital Trust II, 8.04% ....................      112,700        2,282,175
 TXU Electric Co., $1.875,
  Depositary Shares, Ser A ......................      122,380        3,028,905
 TXU Electric Co., $7.98 ........................       34,500        3,415,500
 UtiliCorp Capital, L.P., 8.875%, Ser A .........       95,500        2,256,187
 Virginia Electric & Power Co., $6.98 ...........       35,000        3,430,000
 Virginia Electric & Power Co., $7.05 ...........       10,000          990,000
                                                                     ----------
                                                                     86,501,838
                                                                     ----------
                           TOTAL PREFERRED STOCKS
                              (Cost $179,734,015)      (61.76%)     169,922,230
                                                     ---------    -------------
COMMON STOCKS
Utilities (37.28%)
 Alliant Energy Corp. ...........................      199,900        5,997,000
 Ameren Corp. ...................................       62,000        2,274,625
 Avista Corp. ...................................       54,777        1,619,345
 CH Energy Group, Inc. ..........................      176,300        5,806,881
 Cinergy Corp. ..................................      105,000        2,808,750
 CMP Group, Inc. ................................       31,250          904,297
 Conectiv, Inc. (Class A) .......................       20,100          422,100
 Consolidated Edison, Inc. ......................       42,000        1,477,875
 Dominion Resources, Inc. .......................       79,700        3,586,500
 DPL, Inc. ......................................      107,000        2,487,750
 DTE Energy Co. .................................      177,500        5,790,937
 Duke Energy Corp. ..............................       37,500        2,156,250
 Eastern Enterprises ............................       43,400        2,641,975
 Florida Progress Corp. .........................      176,250        8,636,250
 Hawaiian Electric Industries, Inc. .............       19,500          721,500
 Kansas City Power & Light Co. ..................       86,000        2,209,125
 KeySpan Corp. ..................................       95,000        2,790,625
 LG&E Energy Corp. ..............................      207,250        4,831,516
 Montana Power Co. ..............................      206,600        9,103,313

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES     VALUE
-------------------                               ----------------     ------

Utilities (continued)
 New Century Energies, Inc. .....................       17,000         $554,625
 Northern States Power Co. ......................       60,000        1,308,750
 NSTAR ..........................................      110,000        4,846,875
 OGE Energy Corp. ...............................      246,000        4,873,875
 Potomac Electric Power Co. .....................      221,500        5,191,406
 Puget Sound Energy, Inc. .......................      145,400        3,453,250
 Reliant Energy, Inc. ...........................       82,300        2,191,238
 Sierra Pacific Resources .......................      287,000        4,340,875
 Teco Energy, Inc. ..............................      185,750        4,063,281
 UtiliCorp United, Inc. .........................      122,500        2,358,125
 Western Resources, Inc. ........................      126,900        1,998,675
 WPS Resources Corp. ............................       37,400        1,117,325
                                                                     ----------
                              TOTAL COMMON STOCKS
                               (Cost $89,962,674)      (37.28%)     102,564,914
                                                      --------     ------------

                                         INTEREST     PAR VALUE
                                           RATE     (000s OMITTED)
                                         --------   --------------
SHORT-TERM INVESTMENTS
Oil & Gas (0.99%)
 Chevron USA, Inc.,  05-01-00 ..........   5.80%        $2,712        2,711,733
                                                      --------      -----------
                    TOTAL SHORT-TERM INVESTMENTS        (0.99%)       2,711,733
                                                      --------      -----------
                               TOTAL INVESTMENTS      (100.03%)     275,198,877
                                                      --------      -----------
               OTHER ASSETS AND LIABILITIES, NET        (0.03%)         (73,470)
                                                      --------      -----------
                                TOTAL NET ASSETS      (100.00%)    $275,125,407
                                                      ========     ============


(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transaction exempt from registration. Rule 144A securities amounted to $8,561,425 or 3.11% of net assets as of April 30, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

========================NOTES TO FINANCIAL STATEMENTS===========================

             John Hancock Funds - Patriot Premium Dividend Fund II


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through October 31, 1999, which have no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) The Fund issued 598 shares of DARTS Series A and 598 shares of DARTS Series B concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. During the year ended October 30, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 4.090% to 4.580% and 4.050% to 4.578%, respectively, during the period ended April 30, 2000.

         The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

========================NOTES TO FINANCIAL STATEMENTS===========================

             John Hancock Funds - Patriot Premium Dividend Fund II


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the period ended April 30, 2000, the advisory fee incurred did not exceed the maximum advisory fee allowed.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as other assets. The deferred compensation liability and the related other assets are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 2000, aggregated $30,653,927 and $30,946,566, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 2000.

         The cost of long-term investments owned at April 30, 2000, for federal income tax purposes was $272,412,341. Gross unrealized appreciation and depreciation of investments aggregated $19,679,539 and $16,893,003, respectively, resulting in net unrealized appreciation of $2,786,536 for federal tax purposes.

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its Common Shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

         The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as Plan Agent for the common shareholders. Holders of Common Shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to revisit all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 no later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

         If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of

================================================================================

             John Hancock Funds - Patriot Premium Dividend Fund II


the Fund will include those shares purchased as well as shares held pursuant to the Plan.

         There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distri-butions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days, written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund II, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

     State Street Bank and Trust Company
     P.O. Box 8200
     Boston, Massachusetts 02266-8200
     Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (UNAUDITED)

On March 16, 2000, the Annual Meeting of John Hancock Patriot Premium Dividend Fund II (the "Fund") was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors ar duly elected and qualified, with the votes tabulated as follows:

                                                       WITHHELD
                                          FOR          AUTHORITY
                                          ---          ---------

Maureen R. Ford                        13,414,058        167,991
Charles L. Ladner                      13,412,308        169,740

         The preferred shareholders elected Ronald R. Dion and Richard S. Scipione to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows: 740 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2000, with the votes tabulated as follows: 13,440,861 FOR, 53,338 AGAINST and 88,589 ABSTAINING.

=====================================NOTES======================================

             John Hancock Funds - Patriot Premium Dividend Fund II

================================================================================

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